Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

and

AMENDMENT NO. 1 TO GUARANTY

Dated as of July 2, 2013

to

CREDIT AGREEMENT

Dated as of January 14, 2011

among

O’REILLY AUTOMOTIVE, INC.,

as the Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender L/C Issuer and a Lender,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Sole Lead Arranger,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

and

J.P. MORGAN SECURITIES LLC,

as Joint Bookrunners,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

U.S. BANK, NATIONAL ASSOCIATION

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Co-Documentation Agents,

and

THE OTHER LENDERS PARTY THERETO

AMENDMENT NO. 2 TO CREDIT AGREEMENT

and

AMENDMENT NO. 1 TO GUARANTY

This AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY (this “Agreement”) dated as of July 2, 2013, is made by and among O’REILLY AUTOMOTIVE, INC., a Missouri corporation (the “Borrower”), each of the Subsidiaries of the Borrower party hereto as Guarantors (the “Guarantors”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as Administrative Agent for the Lenders (this and each other capitalized term used in this Agreement and not otherwise defined herein shall have the meaning given to such term in the Credit Agreement (as defined below)), the L/C Issuer, the Swing Line Lender and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders have entered into that certain Credit Agreement dated as of January 14, 2011 (as amended by Amendment No. 1 to Credit Agreement dated as of September 9, 2011, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders and the L/C Issuer have made available to the Borrower a revolving credit facility;

WHEREAS, the Guarantors and the Administrative Agent have entered into that certain Guaranty Agreement dated as of January 14, 2011 (the “Guaranty”) pursuant to which the Guarantors have guaranteed the Obligations;

WHEREAS, the Borrower has advised the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders that it desires to amend certain provisions of the Credit Agreement and the Guarantors have advised the Administrative Agent that they desire to amend certain provisions of the Guaranty, in each case, as set forth below, and the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The existing definitions in Section 1.01 of the Credit Agreement for the terms “Applicable Rate”, “Change in Law”, “FATCA”, “Guarantors”, “Maturity Date” and “Obligations” are deleted in their entirety and the following new definitions for such terms are added in lieu thereof:

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Borrower’s Debt Rating as set forth below:

Applicable Rate
Pricing Level	Debt Ratings S&P/Moody’s	Facility Fee	Eurodollar Rate + Letters of Credit	Base Rate
1	≥BBB+/Baa1	0.125%	0.875%	0.000%
2	BBB/Baa2	0.150%	0.975%	0.000%
3	BBB-/Baa3	0.200%	1.050%	0.050%
4	≤BB+/Ba1	0.250%	1.250%	0.250%

“Debt Rating” means, as of any date of determination, the rating as determined by either S&P or Moody’s (collectively, the “Debt Ratings”) of the Borrower’s non-credit-enhanced, senior unsecured long-term debt; provided that (a) if the respective Debt Ratings issued by the foregoing rating agencies differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 4 being the lowest); (b) if there is a split in Debt Ratings of more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply; (c) if the Borrower has only one Debt Rating, the Pricing Level for such Debt Rating shall apply; and (d) if the Borrower does not have any Debt Rating, then Pricing Level 4 shall apply.

As of the Closing Date, the Applicable Rate shall be determined based upon the Debt Rating specified in the certificate delivered pursuant to Section 4.01(a)(vii). Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next change in Applicable Rate and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next change in Applicable Rate.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Guarantors” means, the Subsidiaries of the Borrower as are party to the Guaranty, or may from time to time become parties thereto pursuant to Section 6.12; provided that, as used in Section 10.08 and in the definitions of “Excluded Swap Obligations” and “Swap Obligations” contained herein, “Guarantors” shall mean, collectively, (a) the Subsidiaries of the Borrower as are party to the Guaranty, or may from time to time become parties thereto pursuant to Section 6.12 and (b) with respect to (i) Obligations owing by any Loan Party or any Subsidiary of a Loan Party (other than the Borrower) under any Guaranteed Hedge Agreement or any Guaranteed Cash Management Agreement and (ii) the payment and performance by each Specified Loan Party of its obligations under its Guaranty with respect to all Swap Obligations, the Borrower.

“Maturity Date” means July 2, 2018; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Guaranteed Cash Management Agreement or Guaranteed Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the “Obligations” shall exclude any Excluded Swap Obligations.

(b) Clause (i) of subsection (a) of the existing definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is replaced with the following new clause (i):

“(i) the British Bankers Association LIBOR Rate or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available (“LIBOR”), as published by Reuters (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or,”

(c) Section 1.01 of the Credit Agreement is amended by adding the following new definitions in their proper alphabetical order within such Section:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.19 of this Agreement, Section 28 of the Guaranty and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Qualified ECP Guarantor” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Sanction(s)” means any economic sanction administered or enforced by OFAC.

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.19).

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(d) Section 3.01(e) of the Credit Agreement is amended by adding the following new clause (iv) to the end thereof:

(iv) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(e) Section 3.04(b) of the Credit Agreement is amended by replacing the phrase “capital requirements” in the third line of such Section with the phrase “capital or liquidity requirements”.

(f) Article V of the Credit Agreement is amended by adding the following new Section 5.19 to the end thereof:

5.19 OFAC. Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee, agent, or affiliate of the Borrower or any Subsidiary, in each case, acting or benefiting in any capacity in connection with the Credit Extensions, is an individual or entity currently the subject of any Sanctions, nor is the Borrower or any Subsidiary located, organized or resident in a Designated Jurisdiction. No Credit Extension (or proceeds thereof) will be used, directly or indirectly, for the purpose of funding any activity of any Person currently subject to any Sanction.

(g) Section 8.03 of the Credit Agreement is amended by adding the following sentence to the end of such Section:

“Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.”

(h) Section 10.08 of the Credit Agreement is amended by adding the following in the first sentence after the word “provided”:

“that to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation,” no amounts received from, or set off with respect to, any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor, and provided, further,”

(i) Article X of the Credit Agreement is amended by adding the following new Section 10.19 to the end thereof:

10.19 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of any security interest under any Loan Document, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 10.19 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

(j) The existing Schedule 2.01 to the Credit Agreement is replaced in its entirety with new Schedule 2.01 attached hereto.

2. Amendments to Guaranty. Subject to the terms and conditions set forth herein, the Guaranty is hereby amended as follows:

(a) The definition of “Guaranteed Liabilities” in Section 1 of the Guaranty is amended by adding the following proviso to the end of such definition immediately after clause (c) of such definition:

“provided that the “Guaranteed Liabilities” of any Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor.”

(b) A new Section 28 is added to the Guaranty in its proper order, with such new Section 28 to read as follows:

28. Keepwell. Each Guarantor that is a Qualified ECP Guarantor at the time the Guaranty or the grant of any security interest under any Loan Document, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 28 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

3. Consent to Reallocation of Commitments. The Commitments of each Lender under the Credit Agreement immediately prior to the effectiveness of this Agreement that is not a party hereto (each, a “Non-Consenting Lender”) shall be deemed terminated on the date hereof. Each Lender party hereto hereby (a) confirms its Commitment as set forth on Schedule 2.01 attached hereto and made a part of the Credit Agreement and (b) agrees that its Applicable Percentage shall be deemed adjusted as set forth thereon as of the date hereof for all purposes of the Credit Agreement, including, without limitation, the effect of any such adjustment in its Applicable Percentage on its participation obligations with respect to issued and outstanding Letters of Credit and outstanding Swing Line Loans, if any.

4. Waiver of Pro Rata Treatment. To the extent necessary to permit the implementation of this Agreement, each Lender party hereto hereby waives any requirement in the Credit Agreement that any payment in respect of any principal or interest on any of the Committed Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it, or the termination and/or reduction of any Commitments, be made on a pro rata basis or in accordance with the Applicable Percentages in effect immediately prior to the effectiveness of this Agreement. All requirements for prior notification of borrowings or prepayments of Loans or terminations and/or reductions of Commitments are hereby waived with respect to all borrowings, prepayments and Commitment terminations and/or reductions contemplated by this Agreement.

5. Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement herein provided shall become effective upon satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) executed counterparts of this Agreement, each of which shall be originals or telecopies or other electronic imaging transmission (e.g. “pdf” via e-mail) (followed promptly by originals), duly executed by the Borrower, the Administrative Agent and each of the Lenders;

(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement;

(iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in its jurisdiction of organization;

(iv) favorable opinions of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties, and Arizona and Missouri local counsel to certain Loan Parties, in each case, addressed to the Administrative Agent and each Lender, addressing such matters as reasonably requested by and in customary form; and

(b) all Obligations owing to any Non-Consenting Lender in respect of the principal amount of Loans and accrued and unpaid interest or fees owed to such Non-Consenting Lender as of the date hereof shall have been paid to such Non-Consenting Lender, and such Non-Consenting Lender shall have consented to the termination of its status as a Lender under the Credit Agreement upon the effectiveness of this Agreement; and

(c) all fees and expenses required, pursuant to Section 10.04 of the Credit Agreement to be paid by the Borrower to the Administrative Agent, the L/C Issuer and the Lenders (including the fees and expenses of McGuireWoods LLP, as counsel to the Administrative Agent) to the extent such fees have been invoiced on or prior to the date hereof.

6. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments to the Credit Agreement and the Guaranty contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

7. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

(b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01 of the Credit Agreement, there has been no event or circumstance either individually or in the aggregate that has had or could reasonably be expected to have a Material Adverse Effect;

(c) The Persons executing this Agreement as Guarantors constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries (other than an Immaterial Subsidiary) or were otherwise required to become Guarantors after the Closing Date pursuant to Section 6.12 of the Credit Agreement, and each of such Persons has become and remains a party to the Guaranty as a Guarantor;

(d) This Agreement has been duly authorized, executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(e) No Default or Event of Default has occurred and is continuing.

8. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

9. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

11. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

12. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

13. References. On or after the date hereof, all references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended by this Agreement.

14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

O’REILLY AUTOMOTIVE, INC.

By:	/s/ Thomas McFall
Name:	Thomas McFall
Title:	Executive Vice President of Finance and
Chief Financial Officer

GUARANTORS:

CSK AUTO CORPORATION
CSK AUTO, INC.
CSKAUTO.COM, INC.

By:	/s/ Thomas McFall
Name:	Thomas McFall
Title:	Treasurer and Chief Financial Officer

GREENE COUNTY REALTY CO.
O’REILLY II AVIATION CORPORATION
OZARK AUTOMOTIVE DISTRIBUTORS, INC.
OZARK SERVICES, INC.

By:	/s/ Thomas McFall
Name:	Thomas McFall
Title:	Treasurer

O’REILLY AUTOMOTIVE STORES, INC.

By:	/s/ Thomas McFall
Name:	Thomas McFall
Title:	Executive Vice President of Finance and Chief Financial Officer

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

GUARANTORS (cont.):

OC HOLDING COMPANY, LLC

By:	O’REILLY AUTOMOTIVE STORES, INC., its sole member

	By:	/s/ Thomas McFall
	Name:	Thomas McFall
	Title:	Executive Vice President of Finance and Chief Financial Officer

OZARK PURCHASING, LLC

By:	OZARK SERVICES, INC., its sole member

	By:	/s/ Thomas McFall
	Name:	Thomas McFall
	Title:	Treasurer

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Rosanne Parsill
Name:	Rosanne Parsill
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender,
L/C Issuer and Swing Line Lender

By:	/s/ Eric A. Escagne
Name:	Eric A. Escagne
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Brandon Watkins
Name:	Brandon Watkins
Title:	Vice President, Authorized Officer

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joyce P. Dorsett
Name:	Joyce P. Dorsett
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ John Runger
Name:	John Runger
Title:	Managing Director

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kenneth M. Blackwell
Name:	Kenneth M. Blackwell
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

LENDERS:

RBS CITIZENS, N.A.

By:	/s/ Jeffrey P. Huening
Name:	Jeffrey P. Huening
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Karen DeBlieux
Name:	Karen DeBlieux
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

UMB BANK, N.A., as a Lender

By:	/s/ Martin Nay
Name:	Martin Nay
Title:	SVP

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

COMMERCE BANK, as a Lender

By:	/s/ Dennis R. Block
Name:	Dennis R. Block
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James H. Moore, Jr.
Name:	James H. Moore, Jr.
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT and AMENDMENT NO. 1 TO GUARANTY

Signature Page

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$98,000,000.00	16.333333333%
JPMorgan Chase Bank, N.A.	$92,000,000.00	15.333333333%
U.S. Bank, National Association	$85,000,000.00	14.166666667%
Wells Fargo Bank, National Association	$85,000,000.00	14.166666667%
Branch Banking and Trust Company	$60,000,000.00	10.000000000%
RBS Citizens, National Association	$60,000,000.00	10.000000000%
Capital One, National Association	$35,000,000.00	5.833333333%
UMB Bank, N.A.	$35,000,000.00	5.833333333%
Commerce Bank, N.A.	$25,000,000.00	4.166666667%
First Tennessee Bank National Association	$25,000,000.00	4.166666667%

Total	$600,000,000.00	100.000000000%